Exhibit 32

Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual report on Form 10-K for the year ended December 31, 2006 of BNP U.S. Funding L.L.C. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Martine Billeaud, President and Director of the Company, and Thomas Clyne, Chief Financial Officer and Director of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

By	/s/ Martine Billeaud
Martine Billeaud
President and Director

By	/s/ Thomas Clyne
Thomas Clyne
Chief Financial Officer and Director

Date: April 2, 2007